Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30, 2003. This document is dated October 30, 2003. Protective does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments because fluctuations in these items are due to changes in interest rates and other financial market factors instead of mortality and morbidity. Management believes that consolidated and segment operating income (loss) enhances an investor's and the Company’s understanding of the Company’s results of operations by highlighting the income (loss) attributable to the normal, recurring operations of the Company’s business.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability. Certain reclassifications have been made in the previously reported financial information to make the prior period amounts comparable to those of the current period. Such reclassifications had no effect on previously reported net income, total assets, or share-owners’ equity.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                       Draft
Quarterly Financial Highlights                                                                                                                                                                  10/28/2003
(Dollars in Thousands)                                                                                                                                                                            Page 1
(Unaudited)
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                                                                                         -------------------------------------------------------------------------------      -------------------------------
                                                                                                 3RD QTR        4TH QTR         1ST QTR         2ND QTR         3RD QTR                 9 MOS          9 MOS
                                                                                                    2002           2002            2003            2003            2003                  2002           2003
                                                                                         -------------------------------------------------------------------------------      -------------------------------
-----------------------------------------------------------------------------------------
Pretax Operating Income *
-----------------------------------------------------------------------------------------

   Life Marketing                                                                                $40,458        $36,725         $30,635         $46,116         $39,501               $88,825       $116,252
   Acquisitions                                                                                   25,118         26,441          22,772          24,281          24,831                68,656         71,884
   Annuities                                                                                       2,683          3,034           3,715           2,991           2,633                12,660          9,339
   Stable Value Contracts                                                                         11,423         11,334           9,138          10,098           9,523                30,938         28,759
   Asset Protection                                                                               (2,112)       (31,995)            858         (16,913)          4,015                 8,617        (12,040)
   Corporate & Other                                                                                (694)         3,592           1,344           4,113          (6,752)                2,051         (1,295)
                                                                                         -------------------------------------------------------------------------------      -------------------------------
Total Pretax Operating Income                                                                    $76,876        $49,131         $68,462         $70,686         $73,751              $211,747       $212,899

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Balance Sheet Data
-----------------------------------------------------------------------------------------

  Total GAAP Assets                                                                          $21,369,140    $21,904,581     $22,748,452     $23,287,560     $23,295,984
  Share Owners' Equity                                                                        $1,723,168     $1,720,702      $1,810,480      $2,026,445      $1,965,756
  Share Owners' Equity (excluding accumulated other comprehensive income)                     $1,462,608     $1,484,788      $1,513,566      $1,564,910      $1,606,569

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Stock Data
-----------------------------------------------------------------------------------------

  Closing Price                                                                                  $ 30.77        $ 27.52         $ 28.55         $ 26.75         $ 29.85               $ 30.77        $ 29.85
  Average Shares Outstanding
     Basic                                                                                    69,948,982     69,959,056      69,956,505      70,004,109      70,091,080            69,912,126     70,017,724
     Diluted                                                                                  70,491,409     70,488,160      70,483,448      70,561,795      70,722,885            70,454,250     70,590,253

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 4 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                     Draft
GAAP Consolidated Statements Of Income                                                                                                                                                        10/29/2003
(Dollars in thousands)                                                                                                                                                                          Page 2
(Unaudited)
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                                                                                      -----------------------------------------------------------------------------------    ------------------------------
                                                                                              3RD QTR          4TH QTR          1ST QTR         2ND QTR          3RD QTR              9 MOS          9 MOS
                                                                                                 2002             2002             2003            2003             2003               2002           2003
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
REVENUES
  Gross Premiums and Policy Fees                                                            $ 392,131        $ 415,172        $ 382,256       $ 392,082        $ 434,998         $1,146,545     $1,209,336
  Reinsurance Ceded                                                                          (121,744)        (252,657)        (184,854)       (199,905)        (247,922)          (498,739)      (632,681)
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
  Net Premiums and Policy Fees                                                                270,387          162,515          197,402         192,177          187,076            647,806        576,655
  Net investment income                                                                       263,066          271,443          260,560         265,217          251,539            759,761        777,316
  RIGL - Derivatives                                                                             (981)          (4,209)         (10,514)         (1,551)         (13,834)             9,445        (25,899)
  RIGL - All Other Investments                                                                  2,106             (985)          (1,178)         29,524           27,042              1,895         55,388
  Other income                                                                                 23,927           21,432           25,309          39,981           26,128             78,764         91,418
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
    Total Revenues                                                                            558,505          450,196          471,579         525,348          477,951          1,497,671      1,474,878
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                            305,952          293,601          296,998         304,726          282,175            873,484        883,899
  Amortization of deferred policy acquisition costs                                           112,021           53,495           55,759          64,803           56,241            214,167        176,803
  Amortization of goodwill                                                                          -                -                -               -                -                  -              -
  Other operating expenses                                                                     56,191           52,355           55,297          58,697           51,872            169,885        165,866
  Interest on indebtedness                                                                      6,705            7,105            7,486           7,830            8,871             18,732         24,187
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
    Total Benefits and Expenses                                                               480,869          406,556          415,540         436,056          399,159          1,276,268      1,250,755
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

INCOME BEFORE INCOME TAX                                                                       77,636           43,640           56,039          89,292           78,792            221,403        224,123
  Income tax expense                                                                           26,661           13,296           18,334          29,916           26,383             74,392         74,633
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
NET INCOME                                                                                   $ 50,975         $ 30,344         $ 37,705        $ 59,376         $ 52,409          $ 147,011      $ 149,490
                                                                                      ===================================================================================    ==============================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                                   $ 0.72           $ 0.48           $ 0.65          $ 0.67           $ 0.70
  RIGL - Derivatives                                                                                -            (0.04)           (0.10)          (0.01)           (0.13)
  RIGL - All Other Investments                                                                   0.01            (0.01)           (0.02)           0.19             0.17
                                                                                      -----------------------------------------------------------------------------------
  Net income-diluted                                                                           $ 0.73           $ 0.43           $ 0.53          $ 0.85           $ 0.74
  Average shares outstanding-diluted                                                       70,491,409       70,488,160       70,483,448      70,561,795       70,722,885
  Dividends paid                                                                               $ 0.15           $ 0.15           $ 0.15          $ 0.16           $ 0.16
PER SHARE DATA FOR YTD
  Operating income-diluted *                                                                   $ 2.00           $ 2.48           $ 0.65          $ 1.32           $ 2.02             $ 2.00         $ 2.02
  RIGL - Derivatives                                                                             0.09             0.05            (0.10)          (0.11)           (0.24)              0.09          (0.24)
  RIGL - All Other Investments                                                                      -            (0.01)           (0.02)           0.17             0.34                  -           0.34
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
  Net income-diluted                                                                           $ 2.09           $ 2.52           $ 0.53          $ 1.38           $ 2.12             $ 2.09         $ 2.12
  Average shares outstanding-diluted                                                       70,454,250       70,462,797       70,483,448      70,522,838       70,590,253         70,454,250     70,590,253
  Dividends paid                                                                               $ 0.44           $ 0.59           $ 0.15          $ 0.31           $ 0.47             $ 0.44         $ 0.47

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                                                  Draft
GAAP Consolidated Balance Sheets                                                                                                                           10/29/2003
(Dollars in thousands)                                                                                                                                       Page 3
(Unaudited)
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                                                                                      -----------------------------------------------------------------------------------
                                                                                              3RD QTR          4TH QTR          1ST QTR         2ND QTR          3RD QTR
                                                                                                 2002             2002             2003            2003             2003
                                                                                      -----------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                          $11,451,339      $11,664,065      $12,146,120     $12,504,655      $12,452,180
Equity securities                                                                              70,326           64,523           55,416          56,248           52,460
Mortgage loans                                                                              2,591,417        2,518,152        2,483,630       2,543,013        2,678,360
Investment real estate                                                                         20,536           20,711           19,485          16,930           16,781
Policy loans                                                                                  546,302          543,161          536,085         532,981          523,869
Other long-term investments                                                                   176,443          222,490          227,554         258,897          246,177
                                                                                      -----------------------------------------------------------------------------------
Long-term investments                                                                      14,856,363       15,033,102       15,468,290      15,912,724       15,969,827
Short-term investments                                                                        455,494          448,399          912,999         804,923          582,830
                                                                                      -----------------------------------------------------------------------------------
     Total investments                                                                     15,311,857       15,481,501       16,381,289      16,717,647       16,552,657
Cash                                                                                           78,353          101,953           55,830          91,093          105,019
Accrued investment income                                                                     190,908          181,966          196,107         185,300          194,115
Accounts and premiums receivable                                                               74,207           61,425           63,186          63,464           55,879
Reinsurance receivable                                                                      2,280,223        2,368,068        2,402,371       2,270,817        2,299,140
Deferred policy acquisition costs                                                           1,644,367        1,678,723        1,703,410       1,727,076        1,815,071
Goodwill                                                                                       47,312           47,312           47,312          47,312           47,312
Property and equipment, net                                                                    41,615           41,324           44,279          46,392           45,663
Other assets                                                                                  183,273          309,791          282,602         278,554          214,499
Assets Related to Separate Accounts
  Variable Annuity                                                                          1,412,028        1,513,824        1,452,098       1,718,478        1,813,738
  Variable Universal Life                                                                     100,781          114,364          115,591         137,027          148,511
  Other                                                                                         4,216            4,330            4,377           4,400            4,380
                                                                                      -----------------------------------------------------------------------------------
     TOTAL ASSETS                                                                         $21,369,140      $21,904,581      $22,748,452     $23,287,560      $23,295,984
                                                                                      ===================================================================================

LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
  Future policy benefits and claims                                                        $8,032,378       $8,219,652       $8,416,509      $8,626,989       $8,752,643
  Unearned premiums                                                                           790,360          875,956          848,457         782,440          786,396
Stable value product deposits                                                               3,860,241        4,018,552        4,106,685       4,214,470        4,135,212
Annuity deposits                                                                            3,680,025        3,697,495        3,714,368       3,636,423        3,538,368
Other policyholders' funds                                                                    134,771          174,140          172,849         164,840          160,946
Securities sold under repurchase agreements                                                    42,000                -                -               -          111,725
Other liabilities                                                                             648,697          697,578        1,175,568         969,069          901,997
Accrued income taxes                                                                           23,219            3,186           24,911         (19,843)         (43,155)
Deferred income taxes                                                                         250,023          242,593          264,342         374,306          362,991
Debt                                                                                          376,137          406,110          426,103         436,394          440,344
Trust Originated Preferred Securities                                                         290,000          215,000          215,000         215,000          215,000
                                                                                      -----------------------------------------------------------------------------------
   Total guaranteed preferred beneficial interests                                            290,000          215,000          215,000         215,000          215,000
                                                                                      -----------------------------------------------------------------------------------
Minority interest - subsidiaries                                                                1,096            1,099            1,114           1,122            1,131
Liabilities related to separate accounts
  Variable annuity                                                                          1,412,028        1,513,824        1,452,098       1,718,478        1,813,738
  Variable universal life                                                                     100,781          114,364          115,591         137,027          148,511
  Other                                                                                         4,216            4,330            4,377           4,400            4,380
                                                                                      -----------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                    $19,645,972      $20,183,879      $20,937,972     $21,261,115      $21,330,227
                                                                                      -----------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
--------------------------------------------------------------------------------------
Preferred stock                                                                                     -                -                -               -                -
Common stock                                                                                   36,626           36,626           36,626          36,626           36,626
Additional paid-in capital                                                                    406,000          408,397          409,007         412,282          412,368
Treasury stock                                                                                (16,402)         (16,402)         (15,631)        (15,578)         (15,558)
Stock Held in Trust                                                                            (2,157)          (2,417)          (2,812)         (3,149)          (2,979)
Unallocated ESOP shares                                                                        (2,777)          (2,777)          (2,367)         (2,367)          (2,367)
Retained earnings                                                                           1,041,318        1,061,361        1,088,743       1,137,096        1,178,479
Accumulated other comprehensive income                                                        260,560          235,914          296,914         461,535          359,187
                                                                                      -----------------------------------------------------------------------------------
       Total Share-owners' Equity                                                           1,723,168        1,720,702        1,810,480       2,026,445        1,965,756
                                                                                      -----------------------------------------------------------------------------------
       TOTAL LIABILITIES AND EQUITY                                                       $21,369,140      $21,904,581      $22,748,452     $23,287,560      $23,295,983
                                                                                      ===================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                                    $ 25.09          $ 25.06          $ 26.28         $ 29.41          $ 28.53
Excluding accumulated other comprehensive income                                              $ 21.30          $ 21.62          $ 21.97         $ 22.71          $ 23.31

Share-owners' Equity (excluding accumulated other comprehensive income)                    $1,462,608       $1,484,788       $1,513,566      $1,564,910       $1,606,569

Common shares outstanding                                                                  68,675,894       68,675,894       68,891,149      68,907,294       68,912,705
Treasury Stock Shares                                                                       4,576,066        4,576,066        4,360,811       4,344,666        4,339,255

PROTECTIVE LIFE CORPORATION                                                                                                                                                                     Draft
Calculation of Operating Earnings Per Share                                                                                                                                                   10/29/2003
(Dollars in thousands)                                                                                                                                                                          Page 4
(Unaudited)
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
                                                                                              3RD QTR          4TH QTR          1ST QTR         2ND QTR          3RD QTR              9 MOS          9 MOS
                                                                                                 2002             2002             2003            2003             2003               2002           2003
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                                   $ 50,975         $ 30,344         $ 37,705        $ 59,376         $ 52,409          $ 147,011      $ 149,490

Average shares outstanding-basic                                                           69,948,982       69,959,056       69,956,505      70,004,109       70,091,080         69,912,126     70,017,724
Average shares outstanding-diluted                                                         70,491,409       70,488,160       70,483,448      70,561,795       70,722,885         70,454,250     70,590,253

Net income per share-basic                                                                     $ 0.73           $ 0.44           $ 0.54          $ 0.85           $ 0.75             $ 2.10         $ 2.14
Net income per share-diluted                                                                   $ 0.73           $ 0.43           $ 0.53          $ 0.85           $ 0.74             $ 2.09         $ 2.12

Income from continuing operations                                                            $ 50,975         $ 30,344         $ 37,705        $ 59,376         $ 52,409          $ 147,011      $ 149,490
Change in accounting principle/extraordinary loss                                                   -                -                -               -                -                  -              -
EPS (basic)                                                                                    $ 0.73           $ 0.44           $ 0.54          $ 0.85           $ 0.75             $ 2.10         $ 2.14
EPS (diluted)                                                                                    0.73             0.43             0.53            0.85             0.74               2.09           2.12

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                                             $ (981)        $ (4,209)       $ (10,514)       $ (1,551)       $ (13,834)           $ 9,445      $ (25,899)
RIGL - All Other Investments                                                                    2,106             (985)          (1,178)         29,524           27,042              1,895         55,388
Related amortization of DAC                                                                      (365)            (297)            (731)         (9,367)          (8,167)            (1,684)       (18,265)
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
                                                                                                  760           (5,491)         (12,423)         18,606            5,041              9,656         11,224
Tax effect                                                                                       (266)           1,922            4,348          (6,512)          (1,764)            (3,380)        (3,928)
                                                                                      -----------------------------------------------------------------------------------    ------------------------------
                                                                                                $ 494         $ (3,569)        $ (8,075)       $ 12,094          $ 3,277            $ 6,276        $ 7,296
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

RIGL - Derivatives per share-diluted                                                              $ -          $ (0.04)         $ (0.10)        $ (0.01)         $ (0.13)            $ 0.09        $ (0.24)
RIGL - All Other Investments per share-diluted                                                 $ 0.01          $ (0.01)         $ (0.02)         $ 0.19           $ 0.17                $ -         $ 0.34

OPERATING INCOME PER SHARE

Net income per share-diluted                                                                   $ 0.73           $ 0.43           $ 0.53          $ 0.85           $ 0.74             $ 2.09         $ 2.12
RIGL - Derivatives per share-diluted                                                                -            (0.04)           (0.10)          (0.01)           (0.13)              0.09          (0.24)
RIGL - All Other Investments per share-diluted                                                   0.01            (0.01)           (0.02)           0.19             0.17                  -           0.34

                                                                                      -----------------------------------------------------------------------------------    ------------------------------
Operating income per share-diluted                                                             $ 0.72           $ 0.48           $ 0.65          $ 0.67           $ 0.70             $ 2.00         $ 2.02
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

NET OPERATING INCOME *

Net income                                                                                   $ 50,975         $ 30,344         $ 37,705        $ 59,376         $ 52,409          $ 147,011      $ 149,490
RIGL - Derivatives net of tax                                                                    (638)          (2,736)          (6,834)         (1,008)          (8,992)             6,139        (16,834)
RIGL - All Other Investments net of tax and amortization                                        1,132             (833)          (1,241)         13,102           12,269                137         24,130

                                                                                      -----------------------------------------------------------------------------------    ------------------------------
Net operating income                                                                         $ 50,481         $ 33,913         $ 45,780        $ 47,282         $ 49,132          $ 140,735      $ 142,194
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                                     $ 77,636         $ 43,640         $ 56,039        $ 89,292         $ 78,792          $ 221,403      $ 224,123
RIGL - Derivatives                                                                               (981)          (4,209)         (10,514)         (1,551)         (13,834)             9,445        (25,899)
RIGL - All Other Investments                                                                    2,106             (985)          (1,178)         29,524           27,042              1,895         55,388
Related amortization of DAC                                                                      (365)            (297)            (731)         (9,367)          (8,167)            (1,684)       (18,265)

                                                                                      -----------------------------------------------------------------------------------    ------------------------------
Pretax operating income                                                                      $ 76,876         $ 49,131         $ 68,462        $ 70,686         $ 73,751          $ 211,747      $ 212,899
                                                                                      -----------------------------------------------------------------------------------    ------------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating

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PROTECTIVE LIFE CORPORATION                                                                                               Draft
Invested Asset Summary                                                                                                 10/29/2003
(Dollars in millions)                                                                                                    Page 5
(Unaudited)
-----------------------------------------------------------------

                                                                 -------------------------------------------------------------------
                                                                      3RD QTR       4TH QTR      1ST QTR      2ND QTR       3RD QTR
                                                                         2002          2002         2003         2003          2003
                                                                 -------------------------------------------------------------------
-----------------------------------------------------------------
Total Portfolio
-----------------------------------------------------------------

Fixed Income                                                        $11,451.4     $11,664.0    $12,146.1    $12,504.7     $12,452.2
Mortgage Loans                                                        2,591.4       2,518.2      2,483.6      2,543.0       2,678.4
Real Estate                                                              20.5          20.7         19.5         16.9          16.8
Equities                                                                 70.3          64.5         55.4         56.2          52.4
Policy Loans                                                            546.3         543.2        536.1        533.0         523.9
Short Term Investments                                                  455.5         448.4        913.0        804.9         582.8
Other Long Term Investments                                             176.5         222.5        227.6        258.9         246.2
                                                                 -------------------------------------------------------------------
  Total Invested Assets                                             $15,311.9     $15,481.5    $16,381.3    $16,717.6     $16,552.7

-----------------------------------------------------------------
Fixed Income
-----------------------------------------------------------------

  Corporate Bonds                                                    $5,792.6      $5,911.4     $6,082.8     $6,620.5      $6,516.6
  Mortgage Backed Securities                                          4,319.0       4,339.0      4,546.8      4,248.9       4,307.2
  US Govt Bonds                                                         123.2          96.5         92.6         95.2          90.8
  Public Utilities                                                    1,120.6       1,173.4      1,282.3      1,420.3       1,414.2
  States, Municipals and Political Subdivisions                          19.8          29.4         25.8         23.6          27.3
  Preferred Securities                                                    2.2           1.8          1.8          2.1           0.7
  Convertibles and Bonds with Warrants                                   74.0         112.5        114.0         94.1          95.4
                                                                 -------------------------------------------------------------------
Total Fixed Income Portfolio                                        $11,451.4     $11,664.0    $12,146.1    $12,504.7     $12,452.2

-----------------------------------------------------------------
Fixed Income - Quality
-----------------------------------------------------------------

AAA                                                                     38.1%         37.7%        37.7%        34.3%         34.9%
AA                                                                       5.3%          5.1%         4.9%         5.1%          5.7%
A                                                                       23.0%         22.0%        21.8%        22.2%         22.8%
BBB                                                                     28.3%         27.7%        27.5%        28.9%         28.3%
BB or Less                                                               5.2%          7.4%         8.0%         9.5%          8.3%
Redeemable Preferred Stock                                               0.1%          0.1%         0.1%         0.0%          0.0%
                                                                 -------------------------------------------------------------------
                                                                       100.0%        100.0%       100.0%       100.0%        100.0%

-----------------------------------------------------------------
Mortgage Loans - Type
-----------------------------------------------------------------

Retail                                                                  76.4%         76.2%        75.7%        76.0%         74.2%
Apartments                                                               8.7%          7.5%         7.2%         7.2%          8.0%
Office Buildings                                                         6.7%          7.4%         7.8%         7.2%          8.4%
Warehouses                                                               6.9%          7.4%         7.5%         7.9%          7.9%
Miscellaneous                                                            1.3%          1.5%         1.8%         1.7%          1.5%
                                                                 -------------------------------------------------------------------
                                                                       100.0%        100.0%       100.0%       100.0%        100.0%

-----------------------------------------------------------------
Problem Mortgage Loans
-----------------------------------------------------------------

90 Days Past Due                                                         $9.6          $1.9         $1.2         $5.2          $7.3
Renegotiated Loans                                                        5.9           5.7          5.7          5.7           5.7
Foreclosures                                                              9.8            13         11.7          8.9           8.8
                                                                 -------------------------------------------------------------------
                                                                        $25.3         $20.6        $18.6        $19.8         $21.8

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PROTECTIVE LIFE CORPORATION                                                                                                                                            Draft
Life Marketing and Annuities - Quarterly Earnings Trends                                                                                                            10/29/2003
(Dollars in thousands)                                                                                                                                                Page 6
(Unaudited)
--------------------------------------------------------------------------------
                                                                                -----------------------------------------------------------------     ---------------------------
                                                                                     3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR             9 MOS         9 MOS
                                                                                        2002         2002         2003         2003         2003              2002          2003
                                                                                -----------------------------------------------------------------     ---------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                                    $116,775     $126,273     $123,430     $131,580     $158,256          $339,019     $ 413,266
  Reinsurance Ceded                                                                  (12,655)    (107,043)     (75,660)     (85,517)    (121,066)         (169,280)     (282,243)
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                       104,120       19,230       47,770       46,063       37,190           169,739       131,023
  Net investment income                                                               21,452       21,907       22,389       22,674       24,195            65,330        69,258
  Realized investment gains (losses)                                                       -            -            -            -            -                 -             -
  Other income                                                                        13,409       13,277       13,972       16,972       13,613            42,659        44,557
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                   138,981       54,414       84,131       85,709       74,998           277,728       244,838
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    28,810       21,908       40,283       29,952       35,464            94,993       105,699
  Amortization of deferred policy acquisition costs                                   72,551        7,749       15,237       11,609        5,643            92,121        32,489
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                             8,376        5,291       11,739       12,218       12,704            34,838        36,661
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                      109,737       34,948       67,259       53,779       53,811           221,952       174,849
                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                             $29,244      $19,466      $16,872      $31,930      $21,187           $55,776      $ 69,989
                                                                                =================================================================     ===========================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                                     $48,127      $72,944      $58,279      $64,663      $71,562          $135,176     $ 194,504
  Reinsurance Ceded                                                                  (39,304)     (71,083)     (43,815)     (51,021)     (56,566)         (105,822)     (151,402)
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                         8,823        1,861       14,464       13,642       14,996            29,354        43,102
  Net investment income                                                               31,103       32,767       34,149       34,841       34,504            88,998       103,494
  Realized investment gains (losses)                                                       -            -            -            -            -                 -             -
  Other income                                                                           101          335            -            9          (43)              101           (34)
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                    40,027       34,963       48,613       48,492       49,457           118,453       146,562
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    28,554       25,061       34,664       31,717       33,559            86,262        99,940
  Amortization of deferred policy acquisition costs                                    3,670        5,569        5,647        7,424        7,145            12,397        20,216
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                            (3,411)     (12,926)      (5,461)      (4,835)      (9,561)          (13,255)      (19,857)
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                       28,813       17,704       34,850       34,306       31,143            85,404       100,299
                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                             $11,214      $17,259      $13,763      $14,186      $18,314           $33,049      $ 46,263
                                                                                =================================================================     ===========================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                     $79,341      $77,218      $73,063      $71,326      $71,903          $223,600     $ 216,292
  Reinsurance Ceded                                                                  (12,468)     (27,973)     (18,626)     (18,531)     (17,573)          (48,360)      (54,730)
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                        66,873       49,245       54,437       52,795       54,330           175,240       161,562
  Net investment income                                                               67,128       67,508       62,296       62,520       61,004           184,639       185,820
  Realized investment gains (losses)                                                       -            -            -            -            -                 -             -
  Other income                                                                           168          395          905        1,542         (329)            1,241         2,118
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                   134,169      117,148      117,638      116,857      115,005           361,120       349,500
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    83,335       73,802       72,619       72,951       72,500           227,599       218,070
  Amortization of deferred policy acquisition costs                                   11,891        6,648       10,081        8,474        7,817            28,597        26,372
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                            13,825       10,257       12,166       11,151        9,857            36,268        33,174
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                      109,051       90,707       94,866       92,576       90,174           292,464       277,616
                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                             $25,118      $26,441      $22,772      $24,281      $24,831           $68,656      $ 71,884
                                                                                =================================================================     ===========================

PROTECTIVE LIFE CORPORATION                                                                                                                                            Draft
Life Marketing and Annuities                                                                                                                                         10/29/2003
(Dollars in thousands)                                                                                                                                                 Page 7
(Unaudited)
                                                                   ----------------------------------------------------------------------------     ------------------------------
                                                                          3RD QTR         4TH QTR        1ST QTR        2ND QTR        3RD QTR               9 MOS          9 MOS
                                                                             2002            2002           2003           2003           2003                2002           2003
                                                                   ----------------------------------------------------------------------------     ------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                  $ 19,536        $ 19,652       $ 21,904       $ 32,718       $ 35,168            $ 61,198       $ 89,790
   U/L                                                                      7,372           8,929          8,288          9,440         10,489              20,176         28,217
   VUL                                                                      1,683           1,605            876          1,105          1,245               5,095          3,226
                                                                   ----------------------------------------------------------------------------     ------------------------------
         Total                                                           $ 28,591        $ 30,186       $ 31,068       $ 43,263       $ 46,902            $ 86,469      $ 121,233
                                                                   ----------------------------------------------------------------------------     ------------------------------

SALES BY DISTRIBUTION
   RSM System                                                             $ 9,673        $ 10,335       $ 10,301       $ 12,180       $ 12,917            $ 28,863       $ 35,398
   Empire General                                                          10,978          12,026         14,307         22,672         26,081              35,100         63,060
   Stockbrokers                                                             5,079           4,887          4,500          6,746          6,634              13,273         17,880
   Direct Response                                                          2,756           2,567          1,950          1,665          1,272               8,936          4,887
   All Other                                                                  105             371             10              0             (2)                297              8
                                                                   ----------------------------------------------------------------------------     ------------------------------
             Total                                                       $ 28,591        $ 30,186       $ 31,068       $ 43,263       $ 46,902            $ 86,469      $ 121,233
                                                                   ----------------------------------------------------------------------------     ------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                  $ 16,033        $ 19,305       $ 19,306       $ 20,276       $ 21,204            $ 46,125       $ 60,786
   U/L                                                                      8,348          14,493          7,627         11,004          9,609              27,559         28,240
                                                                   ----------------------------------------------------------------------------     ------------------------------
         Total                                                           $ 24,381        $ 33,798       $ 26,933       $ 31,280       $ 30,813            $ 73,684       $ 89,026
                                                                   ----------------------------------------------------------------------------     ------------------------------

SALES BY DISTRIBUTION
   BGA                                                                   $ 21,233        $ 22,781       $ 22,420       $ 24,362       $ 26,346            $ 61,897       $ 73,128
   BOLI                                                                     3,148          11,017          4,513          6,918          4,467              11,787         15,898
                                                                   ----------------------------------------------------------------------------     ------------------------------
      Total                                                              $ 24,381        $ 33,798       $ 26,933       $ 31,280       $ 30,813            $ 73,684       $ 89,026
                                                                   ----------------------------------------------------------------------------     ------------------------------

ANNUITIES

SALES
    Variable Annuity                                                     $ 96,902        $ 78,348      $ 102,525       $ 94,336       $ 87,459           $ 246,159      $ 284,320
    Immediate Annuity                                                      24,499          22,934         26,839         26,092         12,709              77,275         65,640
    Fixed Annuity                                                          83,371          50,156         49,529         21,326          3,239             478,002         74,094
                                                                   ----------------------------------------------------------------------------     ------------------------------
      Total                                                             $ 204,772       $ 151,438      $ 178,893      $ 141,754      $ 103,407           $ 801,436      $ 424,054
                                                                   ----------------------------------------------------------------------------     ------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                     $ (1,167)         $ (318)        $ (211)        $ (123)         $ 232             $ 1,177         $ (102)
    Fixed Annuity                                                           3,850           3,352          3,926          3,114          2,401              11,483          9,441
                                                                   ----------------------------------------------------------------------------     ------------------------------
      Total                                                               $ 2,683         $ 3,034        $ 3,715        $ 2,991        $ 2,633            $ 12,660        $ 9,339
                                                                   ----------------------------------------------------------------------------     ------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                    $ 311,977       $ 321,586      $ 363,741      $ 357,937      $ 334,644           $ 311,977      $ 334,644
    VA Sep Acct Annuity                                                 1,296,572       1,397,586      1,366,633      1,611,964      1,714,999           1,296,572      1,714,999
                                                                   ----------------------------------------------------------------------------     ------------------------------
           Sub-total                                                    1,608,549       1,719,172      1,730,374      1,969,901      2,049,643           1,608,549      2,049,643
    Fixed Annuity                                                       2,928,945       2,986,596      3,005,278      2,989,964      2,904,016           2,928,945      2,904,016
                                                                   ----------------------------------------------------------------------------     ------------------------------
      Total                                                            $4,537,494      $4,705,768     $4,735,652     $4,959,865     $4,953,659          $4,537,494     $4,953,659
                                                                   ----------------------------------------------------------------------------     ------------------------------

--------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                            Draft
Acquisitions, Stable Value Contracts, and Asset Protection                                                                                                          10/29/2003
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                     Page 8
(Unaudited)
--------------------------------------------------------------------------------
                                                                                -----------------------------------------------------------------     ---------------------------
                                                                                     3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR             9 MOS         9 MOS
                                                                                        2002         2002         2003         2003         2003              2002          2003
                                                                                -----------------------------------------------------------------     ---------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                                     $ 6,415      $ 5,962      $ 5,883      $ 6,387      $ 6,864           $19,864      $ 19,134
  Reinsurance Ceded                                                                        -            -            -            -            -                 -             -
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                         6,415        5,962        5,883        6,387        6,864            19,864        19,134
  Net investment income                                                               56,759       58,223       58,442       57,780       54,660           162,224       170,882
  RIGL - All Other Investments                                                           363       (1,324)          27       11,206        8,582             3,601        19,815
  Other income                                                                         2,060        1,922        1,941        2,075        2,368             6,954         6,384
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                    65,597       64,783       66,293       77,448       72,474           192,643       216,215
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    48,466       50,193       52,986       51,339       48,385           135,914       152,710
  Amortization of deferred policy acquisition costs                                    5,734        5,258        4,386       13,967       13,508            19,411        31,861
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                             8,716        7,919        5,910        7,312        7,533            22,741        20,755
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                       62,916       63,370       63,282       72,618       69,426           178,066       205,326

                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                               2,681        1,413        3,011        4,830        3,048            14,577        10,889

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                                    363       (1,324)          27       11,206        8,582             3,601        19,815
  Add back:  Related amortization of deferred policy acquisition costs                   365          297          731        9,367        8,167             1,684        18,265
                                                                                -----------------------------------------------------------------     ---------------------------
PRETAX OPERATING INCOME *                                                            $ 2,683      $ 3,034      $ 3,715      $ 2,991      $ 2,633           $12,660       $ 9,339
                                                                                =================================================================     ===========================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                         $ -          $ -          $ -          $ -          $ -               $ -           $ -
  Reinsurance Ceded                                                                        -            -            -            -            -                 -             -
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                             -            -            -            -            -                 -             -
  Net investment income                                                               61,725       62,840       58,532       59,090       56,441           183,258       174,063
  RIGL - Derivatives                                                                  (2,338)       1,363         (661)         940          523            (5,436)          802
  RIGL - All Other Investments                                                        (4,028)      (2,314)      (6,041)       3,320        9,222              (674)        6,501
  Other income                                                                             -            -            -            -            -                 -             -
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                    55,359       61,889       51,830       63,350       66,186           177,148       181,366
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    48,290       49,375       47,765       46,957       45,374           147,201       140,096
  Amortization of deferred policy acquisition costs                                      581          563          599          519          542             1,741         1,660
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                             1,431        1,568        1,030        1,516        1,002             3,378         3,548
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                       50,302       51,506       49,394       48,992       46,918           152,320       145,304

                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                               5,057       10,383        2,436       14,358       19,268            24,828        36,062

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                             (2,338)       1,363         (661)         940          523            (5,436)          802
  Less:  RIGL-All Other Investments                                                   (4,028)      (2,314)      (6,041)       3,320        9,222              (674)        6,501
                                                                                -----------------------------------------------------------------     ---------------------------
PRETAX OPERATING INCOME *                                                            $11,423      $11,334      $ 9,138      $10,098      $ 9,523           $30,938      $ 28,759
                                                                                =================================================================     ===========================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                    $127,534     $119,972     $110,409     $108,775     $117,437          $386,332     $ 336,621
  Reinsurance Ceded                                                                  (52,304)     (42,694)     (44,276)     (44,135)     (52,234)         (159,881)     (140,645)
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                        75,230       77,278       66,133       64,640       65,203           226,451       195,976
  Net investment income                                                               11,095       10,874        9,834        9,729       10,338            33,422        29,901
  Realized investment gains (losses)                                                       -            -            -            -            -                 -             -
  Other income                                                                         7,259        4,826        6,971       18,167        8,833            26,041        33,971
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                    93,584       92,978       82,938       92,536       84,374           285,914       259,848
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    57,751       66,666       40,398       64,295       39,302           153,675       143,995
  Amortization of deferred policy acquisition costs                                   17,267       27,366       19,479       22,491       21,354            58,763        63,324
  Amortization of goodwill                                                                 -            -            -            -            -                 -             -
  Other operating expenses                                                            20,678       30,941       22,203       22,663       19,703            64,859        64,569
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                       95,696      124,973       82,080      109,449       80,359           277,297       271,888
                                                                                -----------------------------------------------------------------     ---------------------------
INCOME BEFORE INCOME TAX                                                            $ (2,112)   $ (31,995)       $ 858    $ (16,913)     $ 4,015           $ 8,617      $(12,040)
                                                                                =================================================================     ===========================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                            Draft
Stable Value Contracts and Asset Protection Data                                                                                                                     10/29/2003
(Dollar in thousands unless otherwise noted)                                                                                                                           Page 9
(Unaudited)

                                                                   ----------------------------------------------------------------------------     ------------------------------
                                                                          3RD QTR         4TH QTR        1ST QTR        2ND QTR        3RD QTR               9 MOS          9 MOS
                                                                             2002            2002           2003           2003           2003                2002           2003
                                                                   ----------------------------------------------------------------------------     ------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                      $ 92            $ 91          $ 219           $ 30           $ 25               $ 176          $ 274
    GFA                                                                         -             300            225            100            100                 588            425
                                                                   ----------------------------------------------------------------------------     ------------------------------
       Total                                                                 $ 92           $ 391          $ 444          $ 130          $ 125               $ 764          $ 699
                                                                   ----------------------------------------------------------------------------     ------------------------------

DEPOSIT BALANCE (thous)
        Total                                                          $3,806,275      $3,930,668     $3,999,054     $4,071,061     $4,010,185          $3,806,275     $4,010,185

OPERATING SPREAD                                                            1.17%           1.12%          0.93%          1.01%          0.95%               1.05%          0.96%

                                                                   ----------------------------------------------------------------------------     ------------------------------
                                                                          3RD QTR         4TH QTR        1ST QTR        2ND QTR        3RD QTR               9 MOS          9 MOS
                                                                             2002            2002           2003           2003           2003                2002           2003
                                                                   ----------------------------------------------------------------------------     ------------------------------
ASSET PROTECTION

SALES
    Credit                                                               $ 48,297        $ 37,990       $ 45,642       $ 51,168       $ 53,418           $ 139,732      $ 150,228
    Service Contracts                                                      57,754          40,729         38,709         53,869         59,421             155,074        151,999
    Other                                                                  31,734          34,627         23,552         30,313         22,601              82,130         76,466
                                                                   ----------------------------------------------------------------------------     ------------------------------
             Total                                                      $ 137,785       $ 113,346      $ 107,903      $ 135,350      $ 135,440           $ 376,936      $ 378,693
                                                                   ----------------------------------------------------------------------------     ------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                            Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                    10/29/2003
(Dollars in thousands)                                                                                                                                                Page 10
(Unaudited)
                                                                                -----------------------------------------------------------------     ---------------------------
                                                                                     3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR             9 MOS         9 MOS
                                                                                        2002         2002         2003         2003         2003              2002          2003
                                                                                -----------------------------------------------------------------     ---------------------------
REVENUES
  Gross Premiums and Policy Fees                                                     $13,939      $12,803      $11,192      $ 9,351      $ 8,976           $42,554      $ 29,519
  Reinsurance Ceded                                                                   (5,013)      (3,864)      (2,477)        (701)        (483)          (15,396)       (3,661)
                                                                                -----------------------------------------------------------------     ---------------------------
  Net Premiums and Policy Fees                                                         8,926        8,939        8,715        8,650        8,493            27,158        25,858
  Net investment income                                                               13,804       17,324       14,918       18,583       10,397            41,890        43,898
  Realized investment gains (losses)                                                       0            0            0            0            0                 0             0
  Other income                                                                           930          677        1,520        1,216        1,686             1,768         4,422
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Revenues                                                                    23,660       26,940       25,153       28,449       20,576            70,816        74,178
                                                                                -----------------------------------------------------------------     ---------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                    10,746        6,596        8,283        7,515        7,591            27,840        23,389
  Amortization of deferred policy acquisition costs                                      327          342          330          319          232             1,137           881
  Amortization of goodwill                                                                 0            0            0            0            0                 0             0
  Other operating expenses                                                            13,281       16,410       15,196       16,502       19,505            39,788        51,203
                                                                                -----------------------------------------------------------------     ---------------------------
    Total Benefits and Expenses                                                       24,354       23,348       23,809       24,336       27,328            68,765        75,473
                                                                                -----------------------------------------------------------------     ---------------------------

INCOME BEFORE INCOME TAX                                                              $ (694)     $ 3,592      $ 1,344      $ 4,113     $ (6,752)          $ 2,051      $ (1,295)
                                                                                =================================================================     ===========================

UNALLOCATED RIGL - DERIVATIVES>                                                       $ 1,357     $ (5,572)    $ (9,853)    $ (2,491)   $ (14,357)          $14,881      $(26,701)
UNALLOCATED RIGL - ALL OTHER INVESTMENTS                                                5,771        2,653        4,836       14,998        9,238            (1,032)       29,072